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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 30, 1997



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------


         Delaware                       01-08916                  41-1807858
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(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:        (612) 293-3400
                                                     --------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.      Description
               -----------      -----------

                  99.1 Information with respect to manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $550,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                                Series 1997-7, issued by Green Tree Financial Corporation, as Seller and Servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION


                                  /s/ Scott T. Young
                              By: ________________________________
                                  Scott T. Young
                                  Vice President and Controller

                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                                              Page
--------------                                                              ----

     99.1 Information with respect to manufactured housing installment sale contracts and installment loan agreements to be transferred to the trust formed in connection with the $550,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997-7, issued by Green Tree Financial Corporation, as Seller and Servicer.

                                       4